Exhibit 32.1

Joint Certification of Principal Executive Officer and Principal
Financial Officer Required by Exchange Act Rule 13a-14(b)

In connection with the Annual Report of Protocall Technologies Incorporated  (the “Company”) on Form 10-KSB for the year ended December 31, 2006 as filed with the Securities and Exchange Commission (the “Report”), I, Donald Hoffmann, Chief Executive Officer, certify, pursuant to 18 U.S.C.  § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Bruce Newman
April 16, 2007	Bruce Newman
Chief Executive Officer & Principal Financial Officer